UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2017

EARTHLINK HOLDINGS, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15605	46-4228084
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1170 Peachtree St., Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

(404) 815-0770
(Registrant’s telephone number, including area code)

EARTHLINK HOLDINGS CORP.

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

A copy of the joint press release, dated February 27, 2017, announcing the closing of the previously announced merger of EarthLink Holdings Corp. into a subsidiary of Windstream Holdings, Inc. is included as Exhibit 99.1 to this Current Report on Form 8-K and is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01              Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 27, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK HOLDINGS, LLC (as successor by merger to EarthLink Holdings Corp.)

By:	/s/ Kristi Moody
Name:	Kristi Moody
Title:	Senior Vice President, General Counsel & Corporate Secretary

Date:      February 27, 2017

EARTHLINK HOLDINGS, LLC

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 27, 2017.